Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES

1 1

2. AMENDMENT/MODIFICATION NO.

Fourteen (14) See Block 16C 4. REQUISITION/PURCHASE REQ.NO. 5. PROJECT NO. (If Applicable) N/A N/A

6. ISSUED BY CODE 7. ADMINISTERED BY (If other than

HHS/OS/ASPR/AMCG an Item 6) CODE

HHS/OS/AS PR/AMCG

330 Independence Avenue, Sw, Room G64 0 Washington, DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county. State and ZIP Code) BioCryst Pharmaceuticals, Inc. (X) 9A. AMENDMENT OF SOLICIATION NO.

4505 EMperor Boulevard, Suite 200

Durham, NC 27703 9B. DATED (See ITEM 11)

X 10A. MODIFICAtion CONTRACt/ORDER NO.

HHS0100200700032C

10B. DATED (SEE ITEM 13)

January 3, 2007

CODE FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

] The above numbered solicitation is amended as set forth In Item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a)By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;

or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE

DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to me opening hour and date specified.

CHECK

ONE

A. This CHANGE ORDer Is ISSUED PURSuant TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10 A.

B. THE ABOVE NUMBERED CONTRACT/ORDER iS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes In paying office, appropriation date, etc ) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORlTY OF: FAR. 52.242-15, Stop-Work Order

D. OTHER (Specify type of modification and authority)

12 ACCOUNTING AND APPROPIRATION DATA (If required)

13. THiS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

E. IMPORTANT: Contractor ? is not, [x] is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION ( Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To extend the period of the Stop-Work Order for an additional 90 days until September 5, 2013.

Total contract amount remains unchanged ($234,852,147).

Contract completion date remains unchanged (December 31, 2013).

15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER

Kim Morris (Type or print)

15B. CONTRACTOR/OFFEROR 15C.DATE SIGNED I6B. UNITED STATES OF AMERICA 16C. DATE SIGNED

(Signature of person authorized to sign) (Signature of Contracting Officer)

NSN 7540-01-152-3070 Previous edition unusable

STANDARD FORM 30 (rev.10-83) Prescribed by GSA FAR (48 CFR) 53.243

Except as provided herein, ail terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.